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                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                         Form 8-K

                                      CURRENT REPORT

                             Pursuant to Section 13 or 15(d)
                          of the Securities Exchange Act of 1934

                            Date of Report: February 15, 2000

                        CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                                  (Issuer of Securities)

                      CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                  (Sponsor of the Trust)
                  (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

     United States                333-32737                 22-2382028
---------------------     ------------------------     ---------------------
(State or other           (Commission File Number)     (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)

              802 Delaware Avenue, Wilmington, Delaware         19801
              -----------------------------------------         ----------
              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                                 THE CHASE MANHATTAN BANK
                                  (Sponsor of the Trust)
                  (Exact name of registrant as specified in its charter)

      New York                    333-32737                 13-4994650
---------------------     ------------------------     --------------------
(State or other           (Commission File Number)     (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)

              270 Park Avenue, New York, New York               10017
              -----------------------------------------         ----------
              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Item 5.     Other Events:

      Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

      On February 15, 2000, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

           Exhibits          Description
           ----------        ---------------

           20.1              Monthly Report with respect to the February 15,
                             2000 distribution

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 23, 2000

                                         THE CIT GROUP/SALES FINANCING, INC.,
                                         as Servicer


                                         By: /s/ Frank Garcia
                                            ------------------------------------
                                            Name:  Frank Garcia
                                            Title: Vice President

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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------
20.1                                  Monthly Report with respect to the
                                      February 15, 2000 distribution